UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2018

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad Street, Philadelphia, PA		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On February 8, 2018, Urban Outfitters, Inc. (the “Company”) issued a sales release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The sales release disclosed material non-public information regarding the Company’s sales for the three and the twelve months ended January 31, 2018.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Sales Release dated February 8, 2018 – Sales results for the three and twelve months ended January 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: February 9, 2018	By:	/s/ Francis J. Conforti
Francis J. Conforti
Chief Financial Officer